UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2007

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.	3

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	3

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.	4

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.	6

SIGNATURES		7

EXHIBIT INDEX		8

EXHIBIT 3.1	AMENDED AND RESTATED BYLAWS OF QUADRAMED CORPORATION.

EXHIBIT 4.1	AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN OF QUADRAMED CORPORATION.

EXHIBIT 4.2	AMENDED AND RESTATED 1999 SUPPLEMENTAL STOCK OPTION PLAN OF QUADRAMED CORPORATION.

EXHIBIT 4.3	AMENDED AND RESTATED 2002 EMPLOYEE STOCK PURCHASE PLAN OF QUADRAMED CORPORATION.

EXHIBIT 4.4	AMENDED AND RESTATED 2004 STOCK COMPENSATION PLAN OF QUADRAMED CORPORATION.

EXHIBIT 99.1	QUADRAMED CORPORATION PRESS RELEASE, DATED AUGUST 8, 2007.

EXHIBIT 99.2	QUADRAMED CORPORATION INVESTMENT COMMUNITY CONFERENCE CALL TRANSCRIPT, DATED AUGUST 8, 2007.

EXHIBIT 99.3	AMENDED AND RESTATED INDUCEMENT STOCK OPTION AGREEMENT, DATED AUGUST 8, 2007, BY AND BETWEEN KEITH B. HAGEN AND QUADRAMED CORPORATION.

EXHIBIT 99.4	AMENDED AND RESTATED INDUCEMENT STOCK OPTION AGREEMENT, DATED AUGUST 8, 2007, BY AND BETWEEN JAMES R. KLEIN AND QUADRAMED CORPORATION.

EXHIBIT 99.5	AMENDED AND RESTATED INDUCEMENT STOCK OPTION AGREEMENT, DATED AUGUST 8, 2007, BY AND BETWEEN STEVEN V. RUSSELL AND QUADRAMED CORPORATION.

EXHIBIT 99.6	AMENDED AND RESTATED RESTRICTED STOCK AGREEMENT, DATED AUGUST 8, 2007, BY AND BETWEEN KEITH B. HAGEN AND QUADRAMED CORPORATION.

EXHIBIT 99.7	AMENDED AND RESTATED RESTRICTED STOCK AGREEMENT, DATED AUGUST 8, 2007, BY AND BETWEEN JAMES R. KLEIN AND QUADRAMED CORPORATION.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 8, 2007, QuadraMed Corporation (the “Company”) issued a press release announcing earnings and other financial results for its fiscal quarter ended June 30, 2007. In addition, the press release announced that management would review these results in an investment community conference call at 4:00 PM Eastern (1:00 PM Pacific) on Wednesday, August 8, 2007.

Copies of the Press Release and the transcript of this conference call are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference in response to this Item 2.02.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In August 2006, the Securities and Exchange Commission approved rule changes proposed by the various stock exchanges, including the American Stock Exchange (“AMEX”) on which the Company’s common stock is listed, that require existing and new securities listed on such stock exchanges to be eligible for the Depository Trust Company’s Direct Registration System (“DRS”) by January 1, 2008 by allowing shares of stock to be issued in book entry, uncertificated form, rather than in physical stock certificates.

In order to complete the Company’s application for DRS registration by the January 1, 2008 effective date, on August 6, 2007, the Board of Directors of the Company (the “Board”) voted to approve DRS-related amendments to the Company’s equity compensation plans and agreements to provide for the issuance of shares of common stock in book entry, uncertificated form, with certificates available upon a participant’s request, where such plans and agreement previously required shares to be issued in certificate form only. None of these amendments were material or required shareholder approval. Amendments to the Company’s equity compensation plans were effective immediately, and amendments to the Company’s equity compensation agreements with individual participants were effective upon the consent of such affected participant.

The Board approved amendments to the Company’s

-	1996 Stock Incentive Plan,

-	1999 Supplemental Stock Option Plan,

-	2002 Employee Stock Purchase Plan,

-	2004 Stock Compensation Plan,

-	Inducement Stock Option Agreement with Keith B. Hagen, the Company’s President and Chief Executive Officer,

-	Inducement Stock Option Agreement with James R. Klein, the Company’s Executive Vice President of Product Management and Chief Technology Officer,

-	Inducement Stock Option Agreement with Steven V. Russell, the Company’s Senior Vice President of Corporate Development,

-	Inducement Stock Option Agreement with Brook A. Carlon, the Company’s Senior Vice President of Human Resources,

-	Restricted Stock Agreement with Mr. Hagen, and

-	Restricted Stock Agreement with Mr. Klein.

Other than as described above, none of the other terms of these plans and agreements were amended. Ms. Carlon is not a named executive officer of the Company.

The full text of the amended and restated 1996 Stock Incentive Plan, 1999 Supplemental Stock Option Plan, 2002 Employee Stock Purchase Plan, 2004 Stock Compensation Plan, Inducement Stock Option Agreement with Mr. Hagen, Inducement Stock Option Agreement with Mr. Klein, Inducement Stock Option Agreement with Mr. Russell, Restricted Stock Agreement with Mr. Hagen, and Restricted Stock Agreement with Mr. Klein are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 99.3, 99.4, 99.5, 99.6, and 99.7, respectively, and all are incorporated herein by reference in response to this Item 5.02.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As described in Item 5.02 above, on August 6, 2007, the Board approved DRS-related amendments to the Company’s Bylaws, and these amendments were effective immediately. A summary description of those changes is a follows:

-	Article 4 (“Capital Stock”), Modification of Existing Section 4.2 (“Certificates of Stock”): Amendment to allow the Company to issue uncertificated shares but permit shareholders to receive a certificate if requested or desired.

-	Article 4 (“Capital Stock”), Modification of Existing Section 4.3 (“Transfers”): Amendment to allow the transfer of shares without the use of a certificate.

The following is the full text of the provisions summarized above that have been substantively changed by the amendments summarized above, along with the full text of the amended provisions.

Bylaw Section 4.2 previously read as follows:

4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice-Chairman, if any, of the Board of Directors, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the Bylaws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction

Bylaw Section 4.2 has been amended to read as follows:

4.2 Stock Issuance. Shares of the corporation shall be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form. Upon request, every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice-Chairman, if any, of the Board of Directors, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

Shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the Bylaws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall be accompanied by a restrictive transfer instruction and stop transfer order if issued in an uncertificated form or if issued by certificate, have conspicuously noted the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

Bylaw Section 4.3 previously read as follows:

4.3 Transfers. Subject to the restrictions, if any, stated or noted on the stock certificates, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.

Bylaw Section 4.3 has been amended to read as follows:

4.3 Transfers. Subject to the restrictions, if any, as indicated by a restrictive transfer instruction or stated or noted on the stock certificates, shares of stock may be transferred on the books of the corporation (1) by book entry through the corporation’s transfer agent or (2) in a certificated form by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.

The full text of the amended and restated Bylaws is attached hereto as Exhibit 3.1, and is incorporated herein by reference in response to this Item 5.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit 3.1	Amended and Restated Bylaws of QuadraMed Corporation.

Exhibit 4.1	Amended and Restated 1996 Stock Incentive Plan of QuadraMed Corporation.

Exhibit 4.2	Amended and Restated 1999 Supplemental Stock Option Plan of QuadraMed Corporation.

Exhibit 4.3	Amended and Restated 2002 Employee Stock Purchase Plan of QuadraMed Corporation.

Exhibit 4.4	Amended and Restated 2004 Stock Compensation Plan of QuadraMed Corporation.

Exhibit 99.1	QuadraMed Corporation Press Release, Dated August 8, 2007.

Exhibit 99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated August 8, 2007.

Exhibit 99.3	Amended and Restated Inducement Stock Option Agreement, dated August 8, 2007, by and between Keith B. Hagen and QuadraMed Corporation.

Exhibit 99.4	Amended and Restated Inducement Stock Option Agreement, dated August 8, 2007, by and between James R. Klein and QuadraMed Corporation.

Exhibit 99.5	Amended and Restated Inducement Stock Option Agreement, dated August 8, 2007, by and between Steven V. Russell and QuadraMed Corporation.

Exhibit 99.6	Amended and Restated Restricted Stock Agreement, dated August 8, 2007, by and between Keith B. Hagen and QuadraMed Corporation.

Exhibit 99.7	Amended and Restated Restricted Stock Agreement, dated August 8, 2007, by and between James R. Klein and QuadraMed Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2007

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of QuadraMed Corporation.

4.1	Amended and Restated 1996 Stock Incentive Plan of QuadraMed Corporation.

4.2	Amended and Restated 1999 Supplemental Stock Option Plan of QuadraMed Corporation.

4.3	Amended and Restated 2002 Employee Stock Purchase Plan of QuadraMed Corporation.

4.4	Amended and Restated 2004 Stock Compensation Plan of QuadraMed Corporation.

99.1	QuadraMed Corporation Press Release, dated August 8, 2007.

99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated August 8, 2007.

99.3	Amended and Restated Inducement Stock Option Agreement, dated August 8, 2007, by and between Keith B. Hagen and QuadraMed Corporation.

99.4	Amended and Restated Inducement Stock Option Agreement, dated August 8, 2007, by and between James R. Klein and QuadraMed Corporation.

99.5	Amended and Restated Inducement Stock Option Agreement, dated August 8, 2007, by and between Steven V. Russell and QuadraMed Corporation.

99.6	Amended and Restated Restricted Stock Agreement, dated August 8, 2007, by and between Keith B. Hagen and QuadraMed Corporation.

99.7	Amended and Restated Restricted Stock Agreement, dated August 8, 2007, by and between James R. Klein and QuadraMed Corporation.